                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4
                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                             Class A          Class B         Collateral         Total
- ------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                        0.00            0.00             0.00               0.00

(ii)   Monthly Interest Distributed                                 6,298,541.67      546,264.24       736,722.02       7,581,527.93
       Deficiency Amounts                                                   0.00            0.00                                0.00
       Additional Interest                                                  0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                           0.00               0.00

(iii)  Collections of Principal Receivables                       183,879,759.34   15,323,225.72    19,701,490.35     218,904,475.41

(iv)   Collections of Finance Charge Receivables                   22,864,448.18    1,905,359.79     2,449,773.19      27,219,581.16

(v)    Aggregate Amount of Principal Receivables                                                                   18,569,000,116.53

                                            Investor Interest   1,400,000,000.00  116,666,000.00   150,000,666.67   1,666,666,666.67
                                            Adjusted Interest   1,400,000,000.00  116,666,000.00   150,000,666.67   1,666,666,666.67

                                                   Series
       Floating Investor Percentage                     8.98%             84.00%           7.00%            9.00%            100.00%
       Fixed Investor Percentage                        8.98%             84.00%           7.00%            9.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.12%
               30 to 59 days                                                                                                   1.27%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.72%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                      7,110,909.01      592,572.36       761,886.49       8,465,367.87

(viii) Investor Charge-Offs                                                 0.00            0.00             0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                           0.00            0.00             0.00

(x)    Servicing Fee                                                1,166,666.67       97,221.67       125,000.56       1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.50%

(xii)  Reallocated Monthly Principal                                                        0.00             0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)             1,400,000,000.00  116,666,000.00   150,000,666.67   1,666,666,666.67

(xiv)  LIBOR                                                                                                                5.26875%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                             21,697,781.51    1,808,138.13     2,324,772.64      25,830,692.27

(xxii) Certificate Rate                                                 5.39875%        5.61875%         5.89375%
- ------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1
                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                         Class A            Class B        Collateral            Total
- ------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00             0.00                 0.00

(ii)   Monthly Interest Distributed                              5,135,468.75       443,926.41       607,730.44         6,187,125.60
       Deficiency Amounts                                                0.00             0.00                                  0.00
       Additional Interest                                               0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                         0.00                 0.00

(iii)  Collections of Principal Receivables                    151,044,088.03    12,586,963.55    16,183,338.92       179,814,390.51

(iv)   Collections of Finance Charge Receivables                18,781,511.00     1,565,120.47     2,012,310.19        22,358,941.67

(v)    Aggregate Amount of Principal Receivables                                                                   18,569,000,116.53

                                         Investor Interest   1,150,000,000.00    95,833,000.00   123,214,619.00     1,369,047,619.00
                                         Adjusted Interest   1,150,000,000.00    95,833,000.00   123,214,619.00     1,369,047,619.00

                                                   Series
       Floating Investor Percentage                  7.37%             84.00%            7.00%            9.00%              100.00%
       Fixed Investor Percentage                     7.37%             84.00%            7.00%            9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.12%
               30 to 59 days                                                                                                   1.27%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.72%
                                                                                                                   -----------------
                                        Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                   5,841,103.83       486,756.96       625,834.25         6,953,695.04

(viii) Investor Charge-Offs                                              0.00             0.00             0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)    Servicing Fee                                               958,333.33        79,860.83       102,678.85         1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.50%

(xii)  Reallocated Monthly Principal                                                      0.00             0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,150,000,000.00    95,833,000.00   123,214,619.00     1,369,047,619.00

(xiv)  LIBOR                                                                                                                5.26875%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          17,823,177.67     1,485,259.64     1,909,631.34        21,218,068.65

(xxii) Certificate Rate                                              5.35875%         5.55875%         5.91875%
- ------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                        Class A           Class B         Collateral             Total
- ------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00             0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                            7,875,000.00       458,095.13        567,206.57          8,900,301.69
       Deficiency Amounts                                              0.00             0.00                                    0.00
       Additional Interest                                             0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                  197,014,027.87    11,193,943.04     15,671,606.28        223,879,577.18

(iv)   Collections of Finance Charge Receivables              24,497,623.05     1,391,905.95      1,948,679.02         27,838,208.01

(v)    Aggregate Amount of Principal Receivables                                                                   18,569,000,116.53

                                       Investor Interest   1,500,000,000.00    85,227,000.00    119,318,455.00      1,704,545,455.00
                                       Adjusted Interest   1,500,000,000.00    85,227,000.00    119,318,455.00      1,704,545,455.00

                                                  Series
       Floating Investor Percentage                9.18%             88.00%            5.00%             7.00%               100.00%
       Fixed Investor Percentage                   9.18%             88.00%            5.00%             7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.12%
               30 to 59 days                                                                                                   1.27%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.72%
                                                                                                                   -----------------
                                       Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                                 7,618,831.08       432,886.74        606,044.77          8,657,762.60

(viii) Investor Charge-Offs                                            0.00             0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00              0.00

(x)    Servicing Fee                                           1,250,000.00        71,022.50         99,432.05          1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.50%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,500,000,000.00    85,227,000.00    119,318,455.00      1,704,545,455.00

(xiv)  LIBOR                                                                                                                5.26875%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                        23,247,623.05     1,320,883.45      1,849,246.98         26,417,753.47

(xxii) Certificate Rate                                            6.30000%         6.45000%          5.76875%
- ------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3
                                                      Distribution Date: 9/15/99
                                                       Period Type: Amortization

Section 5.2 - Supplement                                         Class A           Class B        Collateral             Total
- ------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                           63,075,000.00             0.00    6,238,553.49          69,313,553.49

(ii)   Monthly Interest Distributed                             4,235,625.00        97,546.18      134,348.77           4,467,519.95
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii)  Collections of Principal Receivables                    32,835,671.31     2,736,262.16    3,518,151.47          39,090,084.94

(iv)   Collections of Finance Charge Receivables                4,082,937.17       340,239.32      437,463.00           4,860,639.50

(v)    Aggregate Amount of Principal Receivables                                                                   18,569,000,116.53

                                          Investor Interest   250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00
                                          Adjusted Interest   250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00

                                                     Series
       Floating Investor Percentage                   1.60%           84.00%            7.00%           9.00%                100.00%
       Fixed Investor Percentage                      1.60%           84.00%            7.00%           9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.12%
               30 to 59 days                                                                                                   1.27%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.72%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                  1,269,805.18       105,815.41      136,052.25           1,511,672.84

(viii) Investor Charge-Offs                                             0.00             0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)    Servicing Fee                                              208,333.33        17,360.83       22,321.71             248,015.87

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.55%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)           186,925,000.00    20,833,000.00   20,547,494.51         228,305,494.51

(xiv)  LIBOR                                                                                                                5.26875%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                         2,823,750.00                                            2,823,750.00

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        11,952.84

(xix)  Available Funds                                          6,710,306.68       322,878.49      415,141.30           7,448,326.47

(xx)   Certificate Rate                                             6.77700%         5.61875%        6.01875%
- ------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                        Class A        Class B       Collateral             Total
- -------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           2,714,375.00     234,531.25     311,049.11           3,259,955.36
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)  Collections of Principal Receivables                  78,805,611.15   6,567,134.26   8,443,458.43          93,816,203.84

(iv)   Collections of Finance Charge Receivables              9,799,049.22     816,587.43   1,049,898.14          11,665,534.80

(v)    Aggregate Amount of Principal Receivables                                                              18,569,000,116.53

                                        Investor Interest   600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00
                                        Adjusted Interest   600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00

                                                   Series
       Floating Investor Percentage                 3.85%           84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                    3.85%           84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.12%
               30 to 59 days                                                                                              1.27%
               60 to 89 days                                                                                              0.89%
               90 or more days                                                                                            1.72%
                                                                                                              -----------------
                                        Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                3,047,532.43     253,961.04     326,521.34           3,628,014.80

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            500,000.00      41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.50%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                           5.26875%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                        9,299,049.22     774,920.77     996,326.71          11,070,296.70

(xxii) Certificate Rate                                           5.42875%       5.62875%       5.86875%
- -------------------------------------------------------------------------------------------------------------------------------

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A          Class B       Collateral            Total
- ---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                             2,580,833.33      151,230.58     196,171.14          2,928,235.05
       Deficiency Amounts                                               0.00            0.00                                 0.00
       Additional Interest                                              0.00            0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                           0.00

(iii)  Collections of Principal Receivables                    65,671,342.62    3,731,314.35   5,223,868.85         74,626,525.81

(iv)   Collections of Finance Charge Receivables                8,165,874.35      463,968.65     649,559.68          9,279,402.68

(v)    Aggregate Amount of Principal Receivables                                                                18,569,000,116.53

                                          Investor Interest   500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00
                                          Adjusted Interest   500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

                                                    Series
       Floating Investor Percentage                   3.06%           88.00%           5.00%          7.00%               100.00%
       Fixed Investor Percentage                      3.06%           88.00%           5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.12%
               30 to 59 days                                                                                                1.27%
               60 to 89 days                                                                                                0.89%
               90 or more days                                                                                              1.72%
                                                                                                                -----------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                  2,539,610.36      144,295.58     202,014.93          2,885,920.87

(viii) Investor Charge-Offs                                             0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00           0.00

(x)    Servicing Fee                                              416,666.67       23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.50%

(xii)  Reallocated Monthly Principal                                                    0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                             5.26875%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                          7,749,207.68      440,294.48     616,415.67          8,805,917.83

(xxii) Certificate Rate                                             6.19400%        6.38800%       5.91875%
- ---------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2
                                                      Distribution Date: 9/15/99
                                                       Period Type: Amortization

Section 5.2 - Supplement                                          Class A          Class B        Collateral             Total
- ------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00             0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                                      0.00       306,594.16      410,271.05            716,865.21
       Deficiency Amounts                                                0.00             0.00                                  0.00
       Additional Interest                                               0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                  0.00

(iii)  Collections of Principal Receivables                    105,074,148.19     8,756,091.45   11,258,032.09        125,088,271.74

(iv)   Collections of Finance Charge Receivables                13,065,398.96     1,088,772.36    1,399,875.07         15,554,046.39

(v)    Aggregate Amount of Principal Receivables                                                                   18,569,000,116.53

                                           Investor Interest   800,000,000.00    66,666,000.00   85,714,953.00        952,380,953.00
                                           Adjusted Interest   800,000,000.00    66,666,000.00   85,714,953.00        952,380,953.00

                                                     Series
       Floating Investor Percentage                    5.13%           84.00%            7.00%           9.00%               100.00%
       Fixed Investor Percentage                       5.13%           84.00%            7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.12%
               30 to 59 days                                                                                                   1.27%
               60 to 89 days                                                                                                   0.89%
               90 or more days                                                                                                 1.72%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                   4,063,376.58       338,611.33      435,365.17          4,837,353.07

(viii) Investor Charge-Offs                                              0.00             0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00            0.00

(x)    Servicing Fee                                               666,666.67        55,555.00       71,429.13            793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.50%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            800,000,000.00    66,666,000.00   85,714,953.00        952,380,953.00

(xiv)  LIBOR                                                                                                                5.26875%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                                  0.00                                                   0.00

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                               --

(xix)  Available Funds                                          12,398,732.29     1,033,217.36    1,328,445.94         14,760,395.59

(xx)   Certificate Rate                                              5.42200%         5.51875%        5.74375%
- ------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                         Class A          Class B       Collateral            Total
- ---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                             3,000,000.00      174,711.25     232,639.43          3,407,350.68
       Deficiency Amounts                                               0.00            0.00                                 0.00
       Additional Interest                                              0.00            0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                           0.00

(iii)  Collections of Principal Receivables                    78,805,611.15    4,477,472.14   6,268,747.59         89,551,830.87

(iv)   Collections of Finance Charge Receivables                9,799,049.22      556,749.31     779,484.67         11,135,283.21

(v)    Aggregate Amount of Principal Receivables                                                                18,569,000,116.53

                                          Investor Interest   600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00
                                          Adjusted Interest   600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00

                                                     Series
       Floating Investor Percentage                   3.67%           88.00%           5.00%          7.00%               100.00%
       Fixed Investor Percentage                      3.67%           88.00%           5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     96.12%
               30 to 59 days                                                                                                1.27%
               60 to 89 days                                                                                                0.89%
               90 or more days                                                                                              1.72%
                                                                                                                -----------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                  3,047,532.43      173,150.63     242,421.97          3,463,105.04

(viii) Investor Charge-Offs                                             0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00           0.00

(x)    Servicing Fee                                              500,000.00       28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.50%

(xii)  Reallocated Monthly Principal                                                    0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                             5.26875%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                          9,299,049.22      528,340.98     739,711.19         10,567,101.39

(xxii) Certificate Rate                                             6.00000%        6.15000%       5.91875%
- ---------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                        Class A        Class B       Collateral             Total
- -------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           2,940,572.92     254,072.39     350,998.56           3,545,643.87
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)  Collections of Principal Receivables                  85,372,745.41   7,114,307.89   9,147,167.45         101,634,220.75

(iv)   Collections of Finance Charge Receivables             10,615,636.65     884,625.50   1,137,400.53          12,637,662.69

(v)    Aggregate Amount of Principal Receivables                                                              18,569,000,116.53

                                        Investor Interest   650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                        Adjusted Interest   650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                                   Series
       Floating Investor Percentage                 4.17%           84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                    4.17%           84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.12%
               30 to 59 days                                                                                              1.27%
               60 to 89 days                                                                                              0.89%
               90 or more days                                                                                            1.72%
                                                                                                              -----------------
                                       Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                3,301,493.47     275,121.07     353,734.83           3,930,349.37

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            541,666.67      45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.50%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                           5.26875%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                       10,073,969.99     839,487.17   1,079,364.26          11,992,821.42

(xxii) Certificate Rate                                           5.42875%       5.62875%       6.11875%
- -------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                       Class A         Class B       Collateral             Total
- -------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           2,994,739.58     260,843.14     371,647.30           3,627,230.03
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)  Collections of Principal Receivables                  85,372,745.41   7,114,307.89   9,147,167.45         101,634,220.75

(iv)   Collections of Finance Charge Receivables             10,615,636.65     884,625.50   1,137,400.53          12,637,662.69

(v)    Aggregate Amount of Principal Receivables                                                              18,569,000,116.53

                                        Investor Interest   650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                        Adjusted Interest   650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                                   Series
       Floating Investor Percentage                 4.17%           84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                    4.17%           84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.12%
               30 to 59 days                                                                                              1.27%
               60 to 89 days                                                                                              0.89%
               90 or more days                                                                                            1.72%
                                                                                                              -----------------
                                        Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                3,301,493.47     275,121.07     353,734.83           3,930,349.37

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            541,666.67      45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.50%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                           5.26875%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                       10,073,969.99     839,487.17   1,079,364.26          11,992,821.42

(xxii) Certificate Rate                                           5.52875%       5.77875%       6.49954%
- -------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                        Class A        Class B       Collateral             Total
- -------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           3,392,968.75     294,726.56     426,478.79           4,114,174.11
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)  Collections of Principal Receivables                  98,507,013.93   8,208,917.83  10,554,322.94         117,270,254.70

(iv)   Collections of Finance Charge Receivables             12,248,811.52   1,020,734.29   1,312,372.67          14,581,918.48

(v)    Aggregate Amount of Principal Receivables                                                              18,569,000,116.53

                                        Investor Interest   750,000,000.00  62,500,000.00  80,357,143.00         892,857,143.00
                                        Adjusted Interest   750,000,000.00  62,500,000.00  80,357,143.00         892,857,143.00

                                                   Series
       Floating Investor Percentage                 4.81%           84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                    4.81%           84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.12%
               30 to 59 days                                                                                              1.27%
               60 to 89 days                                                                                              0.89%
               90 or more days                                                                                            1.72%
                                                                                                              -----------------
                                        Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                3,809,415.54     317,451.30     408,151.67           4,535,018.50

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            625,000.00      52,083.33      66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.50%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         750,000,000.00  62,500,000.00  80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                           5.26875%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                       11,623,811.52     968,650.96   1,245,408.38          13,837,870.86

(xxii) Certificate Rate                                           5.42875%       5.65875%       6.46875%
- -------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2
                                                      Distribution Date: 9/15/99
                                                          Period Type: Revolving

Section 5.2 - Supplement                                        Class A        Class B       Collateral             Total
- -------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           2,253,645.83     195,439.58     272,417.87           2,721,503.28
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                  0.00                   0.00

(iii)  Collections of Principal Receivables                  65,671,342.62   5,472,524.32   7,036,302.94          78,180,169.89

(iv)   Collections of Finance Charge Receivables              8,165,874.35     680,478.64     874,926.01           9,721,279.00

(v)    Aggregate Amount of Principal Receivables                                                              18,569,000,116.53

                                        Investor Interest   500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00
                                        Adjusted Interest   500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00

                                                   Series
       Floating Investor Percentage                 3.21%           84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                    3.21%           84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   96.12%
               30 to 59 days                                                                                              1.27%
               60 to 89 days                                                                                              0.89%
               90 or more days                                                                                            1.72%
                                                                                                              -----------------
                                        Total Receivables                                                               100.00%

(vii)  Investor Default Amount                                2,539,610.36     211,630.81     272,104.50           3,023,345.67

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Servicing Fee                                            416,666.67      34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.50%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                           5.26875%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                        7,749,207.68     645,756.97     830,282.60           9,225,247.25

(xxii) Certificate Rate                                           5.40875%       5.62875%       6.16875%
- -------------------------------------------------------------------------------------------------------------------------------